                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                             ESOFT, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                      295 INTERLOCKEN BOULEVARD, SUITE 500
                              BROOMFIELD, CO 80021

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2000
                               ------------------

To Our Stockholders:

    NOTICE IS HEREBY GIVEN THAT on Thursday, May 18, 2000, eSoft, Inc. (the "Company") will hold its 2000 Annual Meeting of Stockholders at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado, 80021, at 10:00 a.m., Mountain Daylight Time.

    Only Stockholders who owned stock at the close of business on April 13, 2000 may vote at this meeting or any adjournments that may take place. At the meeting, the Stockholders will:

    1. Elect two persons to serve as Class II directors of the Company to hold office until their terms expire in 2003 or until their respective successors are elected;

    2. Vote on approval to amend the Company's Certificate of Incorporation to increase the authorized capital stock of the Company from 50,000,000 shares to 100,000,000 shares;

    3. Vote on approval to amend the Equity Compensation Plan (as amended through May 20, 1999) to increase the number of shares of Common Stock reserved for issuance thereunder from 2,900,000 shares to 5,000,000 shares; and

    4. Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

    This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being sent to stockholders of the Company on or about
April 17, 2000.

                                          By Order of the Board of Directors

                                          LOGO
                                          Jeffrey Finn, PRESIDENT

Broomfield, Colorado
April 17, 2000

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
GENERAL INFORMATION.........................................      1
  Purposes of the Annual Meeting............................      1
  Record Date; Quorum; Vote Required........................      1
  Proxies...................................................      2

PROPOSAL ONE: ELECTION OF DIRECTORS.........................      2
  Nominees and Members of the Board of Directors............      3
  Biographical Information..................................      3
  Board Meetings and Committees.............................      4
  Director Compensation.....................................      5
  Executive Officers........................................      5
  Executive Compensation....................................      6
  Employment Agreements.....................................      7
  Other Employment Agreements...............................      8
  Legal Proceedings.........................................      8
  Section 16(a) Beneficial Ownership Reporting Compliance...      8
  Option/SAR Grants in Last Fiscal Year.....................      8
  Option Exercises and Values...............................     10
  Security Ownership Of Certain Beneficial Owners And
    Management..............................................     11

PROPOSAL TWO: AMENDMENT OF CERTIFICATE OF INCORPORATION TO
  INCREASE AUTHORIZED SHARES................................     12

PROPOSAL THREE: AMENDMENT OF EQUITY COMPENSATION PLAN TO
  INCREASE AUTHORIZED SHARES................................     12
  General...................................................     12
  Purpose...................................................     12
  Administration............................................     13
  Eligibility...............................................     13
  Stock Subject to the Plan.................................     13
  Terms Of Stock Awards.....................................     13
  Adjustment Provisions.....................................     14
  Duration, Amendment and Termination.......................     15
  Restrictions on Transfer..................................     15
  Change of Control Provisions..............................     15
  Federal Income Tax Information............................     15

STOCKHOLDER PROPOSALS.......................................     17

                                   ESOFT INC.
                      295 INTERLOCKEN BOULEVARD, SUITE 500
                              BROOMFIELD, CO 80021

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2000

                            ------------------------

                              GENERAL INFORMATION

    This Proxy Statement is being furnished to the stockholders of eSoft, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 10:00 a.m. on May 18, 2000 at the Omni Interlocken Resort, 500 Interlocken Boulevard, Broomfield, Colorado 80021, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at all postponements and adjournments thereof. The Company's principal executive offices are located at 295 Interlocken Boulevard, Suite 500, Broomfield, Colorado 80021, and its telephone number is (303) 444-1600.

PURPOSES OF THE ANNUAL MEETING

    At the Meeting, holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), will be asked to consider and vote upon the following matters:

    1. To elect two persons to serve as Class II directors of the Company to hold office until their terms expire in 2003 or until their respective successors are elected;

    2. To amend the Company's Certificate of Incorporation to increase the authorized capital stock of the Company from 50,000,000 to 100,000,000;

    3. To amend the Equity Compensation Plan (as amended through May 20, 1999) to increase the number of shares of Common Stock reserved for issuance thereunder from 2,900,000 shares to 5,000,000 shares; and

    4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

    The Board unanimously recommends that the stockholders vote "FOR" each of the proposals described in this Proxy Statement. As of the date of this Proxy Statement, the Board knows of no other business to come before the Meeting. The enclosed proxy, however, gives discretionary authority in the event that any additional matters should be presented.

RECORD DATE; QUORUM; VOTE REQUIRED

    The Board has fixed the close of business on April 13, 2000, as the record date for determination of the stockholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). As of the Record Date, [ ] shares of Common Stock were issued, outstanding and entitled to vote. The presence, either in person or by properly executed proxy, of the holders of at least 50% of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter that may properly come before the Meeting. The two nominees for election as directors at the meeting who receive the greatest number of votes cast for the election of directors shall be directors. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the amendment to the Company's Certificate of Incorporation, as set forth in proposal two. The affirmative vote of a majority of the shares of Common stock represented in person or by properly executed proxy is required to approve the amendment to the Company's Equity Compensation Plan (as amended through May 20,
1999), as set forth in proposal three. There is no cumulative voting.

PROXIES

    All shares of Common Stock that are represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted for approval of the election of the Board's two nominee as directors of the Company. Although the Company has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if any of the nominees is not available for election, properly executed proxies will be voted for the election of such substitute nominees as may be designated by the Board.

    The presence at the Meeting, in person or by proxy, of the holders of 50% of the shares issued and outstanding on the Record Date, and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of business. Any stockholder present (including broker non-votes) at the Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists. With respect to the approval of Proposal Two, an abstention (or broker non-vote) has the same effect as a vote against the proposal. With respect to the approval of Proposals One and Three, abstentions or broker non-votes will have no effect on the proposals (except for purposes of determining whether a quorum is present at the Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    Any proxy may be revoked at any time before it is voted by (i) written notice to the Secretary, (ii) receipt of a proxy properly signed and dated subsequent to an earlier proxy or (iii) by revocation of a written proxy by request in person at the Meeting. If not revoked, the shares of Common Stock represented by a properly executed proxy will be voted according to the proxy.

    Unless contrary instructions are indicated on a proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the described proposals. If other matters are presented properly to the stockholders for action at the Meeting and or postponements or adjournments thereof, then the proxy holders named in the proxy intend to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

    The enclosed proxy is being solicited by the Board of Directors of the Company on behalf of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. Although no compensation will be paid for such solicitation of proxies, the Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's common stock, par value $.01 per share ("Common Stock"), registered in the names of nominees. The Company will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

    The Company's Annual Report to Stockholders containing the Company's financial statements for the fiscal year ended December 31, 1999 is being mailed to Stockholders with this Proxy Statement. The Annual Report does not constitute a part of the proxy soliciting material.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

    The Board of Directors has nominated for election at the Meeting Brian E. Cohen and Richard Eyestone to serve as Class II directors of the Company until their terms expire in 2003 or until their respective successors are elected. Messrs. Cohen and Eyestone have each consented to being named as a nominee. Both of the nominees are currently directors of the Company, and biographical information regarding each nominee is set forth below under "--Biographical Information; Directors Standing for Election--Class II."

    The two nominees for election as directors at the meeting who receive the greatest number of votes cast for the election of directors shall be directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE TWO NOMINEES TO SERVE AS CLASS II DIRECTORS.

    It is anticipated that proxies will be voted for the nominees listed below, and the Board of Directors has no reason to believe any nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that any nominee named below is unable to serve as a director, the proxy holders named in the proxies have advised that they will vote for the election of such substitute or additional nominees as the Board of Directors may propose.

NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

    The Board of Directors consists of three classes of directors, designated as Class I, Class II and Class III, respectively. Each class serves for a three-year term ending in successive years. The authorized number of directors is currently six. The Class II directors whose terms will expire at the 2000 Annual Meeting, are Richard Eyestone and Brian E. Cohen. The Class III directors whose terms will expire at the 2001 Annual Meeting are Philip L. Becker and Richard Rice. The Class I directors whose terms will expire at the 2002 Annual Meeting are Frederick Frank and Jeffrey Finn.

    The following table lists the members of the Board of Directors and their ages, positions with the Company, terms of office and the years they were first elected as directors:

NAME                                       AGE                     POSITION                   SINCE
----                                     --------                  --------                  --------
Philip L. Becker.......................     53      Chairman                                   1984
Jeffrey Finn...........................     41      President, Chief Executive Officer         1998
Brian E. Cohen.........................     45      Vice President of Strategic Relations      1999
Richard Eyestone.......................     54      Director                                   1999
Frederick Frank........................     68      Director                                   1999
Richard Rice...........................     49      Director                                   1998

BIOGRAPHICAL INFORMATION

                   DIRECTORS STANDING FOR ELECTION--CLASS II

    BRIAN E. COHEN. Mr. Cohen was appointed a director in September 1999 and has served as the Company's Vice President--Strategic Relations since that time. Prior to his role at eSoft, Mr. Cohen served as the President and Chief Executive Officer of Technologic, Inc., a company that provided Internet-based firewall appliance technology to small and medium-sized businesses, which he had co-founded in 1992. Prior to forming Technologic, Mr. Cohen was Vice President of Technology at Dun & Bradstreet Software, where he was employed for twelve years in various management positions. Mr. Cohen has an undergraduate degree from the University of Florida.

    RICHARD EYESTONE. Mr. Eyestone has been a director of eSoft since March of 1999. From July 1991 to August 1998, he served as Senior Vice President of Product and Market Management and Vice President of U.S. sales for Bay Networks. Prior to this position, Mr. Eyestone held various sales and product management roles at several firms including Wellfleet, PictureTel and Masscomp.
Mr. Eyestone currently sits on the board of Crossroads, Inc., a publicly-held company, as well as several high-tech start-up and early stage companies.

                         DIRECTORS CONTINUING IN OFFICE
               CLASS III--TERM EXPIRES AT THE 2001 ANNUAL MEETING

    PHILIP L. BECKER. Mr. Becker is our Chairman, Chief Technical Officer and director of the Company. He has resigned the position of Chief Technical Officer effective April 30, 2000. Mr. Becker was employed with Martin Marietta Aerospace as a computer systems designer from 1971 to 1983. In 1983, he founded Becker Systems as a computer communications consulting firm. Mr. Becker established the Company in 1984 to manufacture and market his bulletin board product, TBBS.
Mr. Becker served as President of the Company until September 1997, and Chief Executive Officer from September 1997 to November 1998. Mr. Becker has served as Chief Technical Officer since November 1998 and will continue in this position until April 30, 2000. Mr. Becker received a B.S. in Electrical Engineering from Vanderbilt University in 1969. Mr. Becker has been a director of CANnect Communications, Inc. since February 1997.

    RICHARD RICE. Mr. Rice has been a director of eSoft since March of 1998. Mr. Rice has been the President, Chief Executive Officer and director of CANnect Communications, Inc., a telecommunications company that provides voice, data and Internet services to the Canadian market, since March 1998. Mr. Rice founded the Costwatch Consulting Group, Inc., a telecommunications consulting company in 1989.

                  CLASS I--TERM EXPIRES AT 2002 ANNUAL MEETING

    JEFFREY FINN. Mr. Finn has been the President, Chief Executive Officer and a director of the Company since November 1998. Formerly he served as Senior Vice President of Sales and Marketing Strategy from July 1996 to October 1998 at Evolving Systems, Inc., a company specializing in software solutions for the telecommunications industry. Mr. Finn from April 1990 to March 1996 was a founder of Prairie Systems, where he designed and launched a number of innovative telecommunications software products and services.

    FREDERICK FRANK. Mr. Frank was appointed as a director of eSoft in November of 1999. He is currently the vice chairman and a director of Lehman
Brothers, Inc., where he became a partner in 1969. Prior to his role at Lehman Brothers, he was co-director of research as well as vice president and director of Smith, Barney & Co., Inc. Mr. Frank is on the boards of Digital Arts & Sciences, Physician Computer Network, Pharmaceutical Product Development, Diagnostic Product Corporation and Management Advisory Board and the Salk Institute. Mr. Frank holds an undergraduate degree from Yale University, an M.B.A. from Stanford University and is a C.F.A.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors held 12 meetings during fiscal 1999 and took action by unanimous written consent five times. Each director attended 75% or more of the total number of meetings of the Board and committees on which he served that were held during 1999. The Board of Directors has established the following standing committees:

    AUDIT COMMITTEE. Messrs. Eyestone, Rice and Finn are currently members of the Audit Committee. The Committee has the responsibility of making recommendations to the Board of Directors concerning the engagement of the Company's independent auditors, reviewing the overall scope and results of the annual audit and performing such functions as may be prescribed by the Board of Directors. The Audit Committee met two times in 1999.

    COMPENSATION COMMITTEE. The Compensation Committee held two meetings during 1999 and is currently comprised of Messrs. Eyestone and Rice. The principal responsibilities of the Compensation Committee are to establish policies and determine matters involving executive compensation, recommend changes in employee benefit programs, approve the grant of stock options and stock awards under the Company's stock plans and provide assistance to management regarding key personnel selection.

DIRECTOR COMPENSATION

    The Company's directors do not currently receive cash compensation for serving as directors. Messrs. Eyestone, Frank and Rice have each been granted a total of 30,000 options to purchase the Company's Common Stock as compensation for their services as directors. Messrs. Becker, Finn and Cohen have each been granted 18,000 options as director compensation. These options were granted at an exercise price equal to the fair market value of the Company's common stock at the date of grant. Each director's travel expenses are reimbursed by the Company. Options granted in consideration of services as a director vest at a rate of 1/24 each month for two years. Mr. Frank receives an additional $25,000 per annum, which is paid on a quarterly basis, for his services as a director.

EXECUTIVE OFFICERS

NAME                                       AGE      POSITION                                  SINCE
----                                     --------   --------                                 --------
Philip L. Becker.......................     53      Chairman and Chief Technical Officer       1998
Jeffrey Finn...........................     41      President and Chief Executive Officer      1998
Brian E. Cohen.........................     45      Vice President Strategic Relations         1999
Jason M. Rollings......................     39      Vice President Operations                  1997
Robert C. Hartman......................     39      Vice President Engineering                 1993
William ScottHickman...................     41      Vice President Sales                       1999
Jane A. Merickel.......................     37      Vice President Marketing                   1998
Perry B. Flinn.........................     45      Vice President Technology                  1999
Amy Beth Hansman.......................     30      Chief Accounting Officer                   1999

    The biographies of Messrs. Becker, Finn and Cohen are set forth above under "--Biographical Information."

    JASON M. ROLLINGS. Mr. Rollings has been our Vice President of Operations since October 1997. Mr. Rollings was employed with Hi-Tech Manufacturing, a printed circuit board and computer manufacturer, as Director of Manufacturing from April 1995 to November 1997, as Director of Manufacturing for Codar Technology, Inc., a military computer manufacturer, from September 1988 to March 1995, and as Manufacturing Operations Manager for Century Data Inc., a computer software company, from September 1983 to August 1988. Mr. Rollings has successfully completed the Xerox Business Management System program at Anaheim, California, and programs in Executive Management, Facilities Management and Effective Management Systems.

    ROBERT C. HARTMAN. Mr. Hartman has been our Vice President of Engineering since 1993. From 1990 to 1993 he was employed by the Company as a Senior Software Engineer. Mr. Hartman served as President of Spark Software, a computer consulting company, from 1986 to 1990. Mr. Hartman was employed with Automatix, Inc. as a Senior Software Engineer and Project Leader from 1983 to 1986. Mr. Hartman received both B.S. (1992) and M.S. (1983) degrees in Computer Science from Rensselaer Polytechnic Institute.

    WILLIAM SCOTT HICKMAN. Mr. Hickman joined the company as Vice President of Sales in November 1999. He was Vice President of Sales of Research
Systems Inc., a software development company from 1997 to 1999. Previously, Mr. Hickman spent ten years with Sun Microsystems, where he most recently acted as Managing Director of Sun's Eastern European Operations. Mr. Hickman holds a B.S. in Industrial Engineering from Stanford University and an MBA from Harvard Business School.

    JANE A. MERICKEL. Ms. Merickel has been our Vice President of Marketing since December 1998. Ms. Merickel was the Director of Product Marketing for Evolving Systems, Inc., a company specializing in software solutions for the telecommunications industry, from January to December 1998. She was employed in a variety of positions by MCI during the Friends & Family marketing campaign from July 1991 to December 1997, and was the Executive Senior Manager of local sales and service at the time of her departure from MCI.

    PERRY B. FLINN. Mr. Flinn has been our Vice President of Technology since September 1999. He previously co-founded Technologic, Inc. and worked as VP of Technology and Chief Technical Officer from August 1995 to September 1999, VP of Engineering from January 1994 to August 1996 and Director of Engineering from September 1992 to January 1994. He was employed as Senior Software Architect for SecureWare, Inc., a provider of government and military grade multi-level security technology for the UNIX operating system, from June 1988 to September 1992, as Supervisor of Communications and Networking for MASSCOMP Corporation, a manufacturer of high performance computer systems for real-time data acquisition and control from March 1986 to June 1988, as senior software engineer for MASSCOMPT from January 1984 to March 1986

    AMY BETH HANSMAN. Ms. Hansman joined the Company as Chief Accounting Officer in May of 1999. During 1998, she was the Manager of Operational Audit at ICG Communications, Inc., a local exchange company. From 1996 to 1997,
Ms. Hansman worked as the Manager of Royalty Audit PolyGram Records, Inc., and she was employed as Supervising Senior Accountant at KPMG Peat Marwick in New York from 1992 to 1996.

EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid by the Company to the Company's chief executive officer and the four most highly compensated executive officers, other than the Chief Executive Officer, whose individual salary and bonus exceeded $100,000 during 1999 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                      ANNUAL COMPENSATION             AWARDS
                                                               ----------------------------------   ----------
                                                                                                    SECURITIES
                                                                                     OTHER ANNUAL   UNDERLYING
NAME AND PRINCIPAL POSITION                           YEAR      SALARY     BONUS     COMPENSATION    OPTIONS
---------------------------                         --------   --------   --------   ------------   ----------
Jeffrey Finn(1)...................................    1999     $183,334   $75,758           --        202,500
President and Chief Executive Officer                 1998     $ 25,909        --           --        418,000
                                                      1997           --        --           --             --

Philip L. Becker..................................    1999     $120,000   $   840           --             --
Chairman and Chief Technical Officer                  1998     $115,833        --           --         18,000
                                                      1997     $100,000        --           --        200,000

Jason M. Rollings(2)..............................    1999     $105,500   $33,002           --         60,500
Vice President of Operations                          1998     $ 90,000   $35,973           --         30,000
                                                      1997     $ 24,204        --           --             --

Robert C. Hartman.................................    1999     $ 90,000   $28,315       25,000         50,500
Vice President of Engineering                         1998     $ 85,250   $ 5,700           --         40,000
                                                      1997     $ 67,200        --           --             --

Jane A. Merickel(3)...............................    1999     $ 90,000   $17,297           --         90,500
Vice President of Marketing                           1998           --        --           --         60,000
                                                      1997           --        --           --             --

------------------------

(1) Mr. Finn joined the Company in November 1998.

(2) Mr. Rollings joined the Company in October 1997.

(3) Ms. Merickel joined the Company in December 1998. Ms. Merickel elected to receive her entire bonus in stock in lieu of cash.

EMPLOYMENT AGREEMENTS

    PHILIP L. BECKER

    In 1999, Mr. Becker entered into a transition services agreement, whereby Mr. Becker agreed to terminate his employment agreement effective April 30, 2000. Mr. Becker will remain on the Company's Board of Directors.

    JEFFREY FINN

    On November 6, 1998, the Company and Jeffrey Finn, the President and Chief Executive Officer and a director of the Company, entered into an employment agreement that extends for a 36-month period commencing on November 9, 1998. Under the terms of the agreement, the Company will pay to Mr. Finn, the sum of approximately $16,700 per month. In addition, Mr. Finn was granted incentive stock options to acquire 400,000 shares of the Company's common stock at a price of $4.00 per share for a period of four years. The options vest over a 36-month period as follows: 7/36 of the options vested in June 1999 and 1/36 of the options vest on the first day of each month thereafter.

    Mr. Finn is also eligible to receive incentive pay equal to 50% of his annual salary paid quarterly based on objectives agreed by Mr. Finn and the Company Board of Directors. The incentive pay will be based as follows: 1/3 on revenues, 1/3 on earnings and 1/3 on mutually agreed quarterly objectives.

    JASON M. ROLLINGS

    On October 7, 1997, the Company provided a letter (the "Rollings Letter") to Jason M. Rollings, the Company's Vice President of Operations, outlining the terms of his employment with the Company. Under the terms of the Rollings Letter, the Company will pay to Mr. Rollings the sum of approximately $9,000 per month. In addition, Mr. Rollings was granted incentive stock options to acquire 30,000 shares of the Company's common stock at a price of $1.00 per share for a period of four years from the date of issuance, January 8, 1998. The options vest over a 36-month period as follows: 7/36 of the options vested in August 1998 and 1/36 of the options vest on the first day of each month thereafter. Mr. Rollings is also eligible to receive a quarterly performance bonus, based equally on Mr. Rollings' performance and the Company's performance, not to exceed $11,000 per quarter. If the Company terminates Mr. Rollings' employment for any reason, other than cause, Mr. Rollings will be entitled to three months severance.

    ROBERT C. HARTMAN

    On February 1, 2000, the Company and Robert C. Hartman, the Vice President of Engineering, entered into an employment agreement that extends for a 36-month period commencing on January 1, 2000. Under the terms of the agreement, the Company will pay to Mr. Hartman the sum of $10,000 per month. His salary is subject to review on an annual basis.. In addition, in March 1998 Mr. Hartman was granted incentive stock options to acquire 40,000 shares of the Company's common stock at a price of $1.00 per share for a period of four years. The options vest over a 36 month period as follows: 7/36 of the options vested in August 1998 and 1/36 of the options will vest on the first day of each month thereafter. Mr. Hartman is also eligible to receive a quarterly performance bonus, based equally on Mr. Hartman's performance and the Company's performance, not to exceed $11,000 per quarter. If the Company terminates Mr. Hartman's employment for any reason, other than cause, Mr. Hartman will be entitled to a minimum of six months severance.

    JANE A. MERICKEL

    In December 1998, the Company and Jane A. Merickel, the Vice President of Marketing for the Company, entered into an employment agreement that extends for a 36-month period commencing on December 15, 1998. Under the terms of the agreement, Ms. Merickel shall receive $8,000 per month.

Ms. Merickel's salary is subject to annual review. Ms. Merickel is eligible to receive performance bonuses on a quarterly basis, which shall not exceed $11,000 per quarter. Pursuant to the terms of her employment agreement, Ms. Merickel has been granted options to purchase 60,000 shares of the Company's common stock at a price of $6.50 per share. The options vest over a 36 month period as follows:
7/36 of the options vested in July 1999 and 1/36 of the options will vest on the first day of each month thereafter. If the Company terminates Ms. Merickel's employment for any reason, other than cause, Ms. Merickel will be entitled to a minimum of three months severance.

OTHER EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with four other executive officers with a range of salary levels and benefits. The term of these employment agreements is either 24 months or 36 months, at salary levels ranging from $7,750 to $10,500 per month. The agreements are cancelable and terminate from December 2000 through April 2002. The employment agreements provide for either a quarterly performance-based bonus ranging from $10,000 to $40,000. In addition to monthly compensation and quarterly bonuses, executives under these agreements have received incentive stock options to purchase between 60,000 and 90,000 shares of eSoft common stock at exercise prices ranging from $1.00 to $17.44 per share. These executive employment agreements also contain 12-month noncompetition and confidentiality provisions, and provide for severance payments following a termination of the executive without cause. Two executives are entitled to receive incentive pay of 2% of the net sales of the Company's Sabre account.

LEGAL PROCEEDINGS

    On or about November 4, 1999, Latin American Marketing
Services, Inc.("LAMS") filed an action against eSoft and Jeffrey Finn, our President and Chief Executive Officer, in the District Court for Boulder County, State of Colorado. In the complaint, LAMS alleges that it had a contract to provide marketing and sales consulting services for eSoft in Latin America that was breached by eSoft's failure to pay LAMS certain commissions and to reimburse it for certain expenses. LAMS is seeking damages of approximately $80,000 We intend to defend this action vigorously.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16 (a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers and persons who own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16 (a) reports filed.

    Based solely upon the Company's review of the Securities and Exchange Commission Forms 3, 4 and 5 and amendments thereto submitted to it during the most recent fiscal year, the Company has identified the following persons who have failed to filed such forms on a timely basis with the SEC, as required by
Section 16(a), during the most recent fiscal year or prior fiscal years. Jeffrey Finn belatedly filed two reports, involving three transactions. Richard Eyestone filed four reports covering four transactions in an untimely manner. Frederick Frank was late in filing two reports involving one transaction, while Richard Rice belatedly submitted one report covering one transaction. William Scott Hickman, Jane A. Merickel, Perry B. Flinn and Amy Beth Hansman were each late in filing their Form 3 reports.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    Prior to the adoption of the equity incentive plan described below, no stock options were ever granted to or exercised by executive officers of the Company.

    In September 1998 the Board of Directors and on May 20, 1999 the stockholders of the Company approved an amended Equity Compensation Plan, originally adopted in August 1997 (the "Plan"), which provides for incentive stock options and non-statutory options to be granted to officers, employees, directors and consultants to the Company. Options to purchase up to 2,900,000 shares of the Company's common stock may be granted under the Plan. Terms of exercise and expiration of options granted under the Plan may be established at the discretion of an administrative committee appointed to administer the Plan or by the Board of Directors if no committee is appointed, but no option may be exercisable for more than five years. As of March 1, 2000 options, net of terminations, to purchase 2,606,250 shares of the Company's common stock had been granted under the Plan. In addition, in connection with the acquisitions of Apexx Technology, Inc. and Technologic, Inc., eSoft assumed these companies' existing stock option plans and the outstanding stock option grants thereunder. The options outstanding under each of the Apexx and Technologic plans were converted to options to purchase 1,536,568 shares of eSoft, Inc. common stock.

    In the fiscal year ending December 31, 1999, stock options were granted to Named Executive Officers as follows:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                                                              % OF TOTAL
                                                                OPTIONS
                                                              GRANTED TO
                                          NUMBER OF SHARES   DIRECTORS AND
                                             UNDERLYING      EMPLOYEES IN      EXERCISE     EXPIRATION
NAME                                      OPTIONS GRANTED     FISCAL YEAR       PRICE          DATE
----                                      ----------------   -------------   ------------   ----------
Philip L. Becker........................           --              --             --            --
Jeffrey Finn(1).........................      112,500               6%       $3.875/share   05/31/2003
                                               90,000               5%       $3.938/share   10/27/2003
Jason M. Rollings(2)....................          500               0%       $3.75/share    06/30/2001
                                               45,000               2%       $3.875/share   05/31/2003
                                               15,000               1%       $4.063/share   10/06/2003
Robert C. Hartman(3)....................          500               0%       $3.75/share    06/30/2001
                                               40,000               2%       $3.875/share   05/31/2003
                                               35,000               2%       $4.063/share   10/06/2003
Jane A. Merickel(4).....................       90,000               5%       $3.875/share   06/01/2003
                                                  500               0%       $3.75/share    06/30/2001

------------------------

(1) The options held by Mr. Finn vest as follows: 21,875 shares vest on January 2000 and 3,125 shares a month vest thereafter until fully vested; 17,500 shares vest on May 2000 and 2,500 shares a month vest thereafter until fully vested.

(2) The options held by Mr. Rollings vest as follows: 500 shares vest immediately; 8,750 shares vest on January 2000 and 1,250 shares a month vest thereafter until fully vested; 2,916 shares vest on May 2000 and 416 shares a month vest thereafter until fully vested.

(3) The options held by Mr. Hartman vest as follows: 500 shares vest immediately; 7,777 shares vest on January 2000 and 1,111 shares a month vest thereafter until fully vested; 6,805 shares vest on May 2000; and 972 shares a month vest thereafter until fully vested.

(4) The options held by Ms. Merickel vest as follows: 500 shares vest immediately; 17,500 vested in January 2000 and 2,500 shares a month vest thereafter until fully vested.

OPTION EXERCISES AND VALUES

    The following table sets forth information with respect to the Named Executive Officers concerning options exercised during 1999, the value realized upon exercise and the number and value of unexercised options held as of December 31, 1999.

       AGGREGATED OPTION/SAR EXERCISES FISCAL YEAR-END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES        VALUE OF
                                       SHARES                    UNDERLYING            UNEXERCISED
                                      ACQUIRED                  UNEXERCISED           IN-THE MONEY
                                         ON       VALUE       OPTIONS/SARS AT        OPTIONS/SARS AT
NAME                                  EXERCISE   REALIZED     FISCAL YEAR-END      FISCAL YEAR-END(1)
----                                  --------   --------   --------------------   -------------------
Philip L. Becker(2)
  Unexercisable.....................        0    $      0          44,444          $         1,249,998
  Exercisable.......................        0    $      0         173,556          $         4,881,263

Jeffrey Finn(3)
  Unexercisable.....................        0    $      0         432,777          $        10,893,165
  Exercisable.......................        0    $      0         187,723          $         4,716,540

Jason M. Rollings(4)
  Unexercisable.....................        0    $      0          70,000          $         1,793,430
  Exercisable.......................   10,000    $287,500          10,500          $           293,938

Robert C. Hartman(5)
  Unexercisable.....................        0    $      0          88,333          $2,262,1612,474,500
  Exercisable.......................        0    $      0          27,167          $           762,697

Jane A. Merickel(6)
  Unexercisable.....................        0    $      0         128,333          $         3,139,784
  Exercisable.......................        0    $      0          22,167          $           502,903

------------------------

(1) The year-end value represents the difference between the option exercise prices (ranging from $1.00 to $4.063 per share) and the market value of the Company's common stock on December 31, 1999, multiplied by the number of shares under option. The market value on December 31, 1999 was determined by reference to the closing price on December 31, 1999 of $29.125, as reported by the Nasdaq SmallCap market.

(2) Includes 18,000 options granted in consideration of Mr. Becker's services as a director of the Company. Options granted in consideration of services as a director vest at a rate of 1/24 each month for two years. The remaining options held by Mr. Becker vest as follows: 1/36 of these shares vest each month thereafter until fully vested.

(3) Includes 18,000 options granted in consideration of Mr. Finn's services as a director of the Company. Options granted in consideration of services as a director vest at a rate of 1/24 each month for two years. The remaining options held by Mr. Finn vest as follows: 11,111 shares a month vest until fully vested; 21,875 shares vest on January 2000 and 3,125 shares a month vest thereafter until fully vested; 17,500 shares vest on May 2000 and 2,500 shares a month vest thereafter until fully vested.

(4) The options held by Mr. Rollings vest as follows: 500 shares vest immediately; 8,750 shares vest on January 2000 and 1,250 shares a month vest thereafter until fully vested; 2,916 shares vest on May 2000 and 416 shares a month vest thereafter until fully vested.

(5) The options held by Mr. Hartman vest as follows: 500 shares vest immediately; 7,777 shares vest on January 2000 and 1,111 shares a month vest thereafter until fully vested; 6,805 shares vest on May 2000 and 972 shares a month vest thereafter until fully vested.

(6) The options held by Ms. Merickel vest as follows: 500 shares vest immediately; 11,666 shares vested in July 1999 and 1,666 shares a month vest thereafter until fully vested; 17,500 vested in January 2000 and 2,500 shares a month vest thereafter until fully vested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table includes information as of March 1, 2000 except as otherwise indicated, concerning the beneficial ownership of Common Stock by:
(i) stockholders known to the Company to beneficially own more than 5% of the Common Stock; (ii) each director, director nominee and Named Executive Officer of the Company; and (iii) all directors, director nominees and executive officers of the Company as a group. Unless otherwise indicated, all beneficial owners have sole voting and investment power over the shares held.

NAME AND ADDRESS                                                       PERCENT
OF BENEFICIAL OWNER                                         AMOUNT     OF CLASS
-------------------                                        ---------   --------
Philip L. Becker, Chairman and CTO(1)....................  1,218,722     8.43%
  c/o eSoft, Inc.
  250 Interlocken Blvd., Suite 500
  Broomfield, CO 80021

Jason M. Rollings, VP Operations(2)......................     27,799     0.19%

Richard Eyestone, Director(3)............................     14,791      .10%

Richard Rice, Director(4)................................     21,750      .15%

Frederick Frank, Director(5).............................     67,500      .47%

Robert C. Hartman, VP Engineering(6).....................     66,111     0.46%

Brian E. Cohen, VP Strategic Relations & Director(7).....    343,756     2.38%

Jane A. Merickel, VP Marketing(8)........................     58,976      .41%

Brown Simpson Group(9)...................................  1,518,999    10.51%
Carnegie Hall Tower, 40(th) Floor
152 West 57(th) Street
New York, NY 10019
All Directors and Executive Officers as a group..........  2,328,143    16.10%

------------------------

(1) Includes 191,722 options exercisable presently or within 60 days.

(2) Includes 25,499 options exercisable presently or within 60 days.

(3) Includes 14,791 options exercisable presently or within 60 days.

(4) Includes 21,750 options exercisable presently or within 60 days.

(5) Includes 7,500 options exercisable presently or within 60 days.

(6) Includes 41,611 options exercisable presently or within 60 days.

(7) Includes 20,805 options exercisable presently or within 60 days.

(8) Includes 52,166 options exercisable presently or within 60 days.

(9) Includes 496,635 shares, warrants to purchase 511,182 shares, and debt convertible into 511,182 shares of eSoft Common Stock

                                 PROPOSAL TWO:
                  AMENDMENT OF CERTIFICATE OF INCORPORATION TO
                           INCREASE AUTHORIZED SHARES

    The Board of Directors is requesting shareholder approval of an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 50,000,000 to 100,000,000. On
April 13, 2000, [ ] shares of the Company's Common Stock were issued and outstanding.

    The Board of Directors considers it advisable to have additional shares available for possible future financing, acquisitions, debt conversions and exchanges, stock dividends or stock splits, for issuance under the Company's employee benefit plans and for other general corporate purposes. The availability of such shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of a special stockholders' meeting. The proposed amendment to the Company's Certificate of Incorporation was approved by unanimous written consent
of the directors of the Company dated April   , 2000.

    The affirmative vote of a majority of the outstanding shares of Common Stock will be required for approval of the amendment to the Company's Articles of Incorporation. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO INCREASE IN THE COMPANY'S AUTHORIZED SHARES.

                                PROPOSAL THREE:
                    AMENDMENT OF EQUITY COMPENSATION PLAN TO
                           INCREASE AUTHORIZED SHARES

    Shareholders are being asked to consider and vote upon a proposal to approve an amendment to the Equity Compensation Plan (as amended through May 20, 1999) (the "Plan") which will increase the total number of shares authorized for issuance under the Plan by 2,100,000 shares, from 2,900,000 to 5,000,000 shares. At March 1, 2000, eSoft had granted, net of terminations, options to purchase 2,606,250 shares of eSoft Common Stock pursuant to the Plan

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting entitled to vote will be required to approve the amendment of the Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE PLAN.

GENERAL

    The Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock (collectively, "stock awards") and supplemental bonuses to compensate stock award recipients for the income tax liabilities associated with nonstatutory stock option and restricted stock grants. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the stock awards.

PURPOSE

    The purpose of the Plan is to attract and retain directors, officers, other employees and consultants of eSoft, Inc. and its Subsidiaries and to provide such persons with incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder values.

ADMINISTRATION

    The Board of Directors has delegated the administration of the Plan to the Company's Compensation Committee, which is a committee consisting of two non-employee directors of the Company. The Compensation Committee has the power to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the persons to whom and the dates on which stock awards will be granted, whether a stock award will be an incentive stock option, nonstatutory stock option, grant of restricted stock or a combination of the foregoing, the number of shares to be subject to each stock award, and the provisions of each stock award granted (which need not be identical), including the time or times during the term of each stock award within which all or a portion of such stock award may be exercised, the exercise price and the type of consideration. As used herein with respect to the Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

    Regulations under Section 162(m) of the Code require that the directors who serve as members of the Compensation Committee must be "outside directors." The Plan provides that directors serving on the Compensation Committee will also be "outside directors" within the meaning of Section 162(m). This limitation excludes from the Compensation Committee (i) current employees of the Company,
(ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified retirement plan)during the year,
(iii) current and former officers of the Company, and (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director). Remuneration is received (a) if it is paid directly to the director personally or to an entity in which the director has a beneficial ownership interest greater than fifty percent, or (b) if more than a de minimis amount was paid in the Company's preceding taxable year to an entity in which the director has a beneficial ownership interest of at least five percent or by which the director is employed or self-employed other than as a director.

ELIGIBILITY

    Equity incentive stock options may be granted under the Plan only to employees (including officers) of the Company and its Subsidiaries. Employees (including officers), directors and consultants are eligible to receive stock awards other than incentive stock options under the Plan. The Company estimates that approximately 99 employees and consultants (including officers) and six directors are currently eligible to participate in the Plan.

    No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year after 1997 (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE PLAN

    If stock awards granted under the Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such stock award again becomes available for issuance under the Plan.

TERMS OF STOCK AWARDS

    The following is a description of the permissible terms of stock awards under the Amended Stock Plan. Individual stock award grants may be more restrictive as to any or all of the permissible terms described below.

    Exercise Price: Payment. The exercise price of incentive stock options under the Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above) may not be less than 110% of such fair market value. If options are granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by
Section 162(m). See "Federal Income Tax Information." At April 13, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq Small Cap Market was $[ ] per share.

    The exercise price of options granted under the Plan must be paid either:
(a) in cash in the form of currency or check or other cash equivalent acceptable to the Company; (b) at the discretion of the Board, (i)by delivery of shares of Common Stock that are already owned by the optionee and have a fair market value at the time of exercise that is equal to the exercise price, (ii) by delivery of shares of Common Stock with respect to which a stock option is exercised, (c) a recourse promissory note in favor of the Company, (d) any other legal consideration that the Board may deem appropriate, and (e) any combination of the foregoing.

    Vesting. Options granted under the Plan may become exercisable ("vest") in cumulative increments as determined by the Board. The Board typically determines that shares covered by options granted under the Plan will vest over three years at the rate of 1/36 per month beginning seven months after the date of grant, except with respect to option grants to non-employee directors, which the Board typically determines will vest 1/24 per month beginning on the date of the grant. Shares covered by options granted in the future under the Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. Shares of restricted stock awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. To the extent provided by the terms of a stock option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned stock of the Company or by a combination of these means.

    Term. The maximum term of options under the Plan is ten years. Options under the Plan terminate thirty days after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless such termination is due to such person's death or disability in which case the option may be exercised at any time within the earlier of
(i) 12 months of such death or disability and (ii) the expiration of the term of the option. Individual options by their terms may provide for exercise within a shorter or longer period of time following termination of service, employment or the consulting relationship. With respect to stock awards, in the event that the participant's employment or relationship as a consultant or director of the Company or any affiliate of the Company terminates, the Company may repurchase or otherwise reacquire any or all shares of stock held by that person which have not vested as of the date of such termination.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company),the Board of Directors shall make appropriate adjustments to the options and other awards subject to the Plan then outstanding.

DURATION, AMENDMENT AND TERMINATION

    Unless sooner terminated, the Plan will terminate on August 26, 2007. The Board may also amend the Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary in order for the Plan to satisfy
Section 422 of the Code or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limitation on the corporate deductibility of compensation paid to certain executive officers.

RESTRICTIONS ON TRANSFER

    Under the Plan, incentive stock options and rights under a restricted stock agreement (as long as the stock awarded remains subject to its terms) may not be transferred by the participant otherwise than by will or by the laws of descent and distribution. Incentive stock options during the lifetime of the optionee may be exercised only by the optionee. A nonstatutory stock option may be transferred to the extent provided in the option agreement.

CHANGE OF CONTROL PROVISIONS

    If there is a change of control of the Company, all stock awards outstanding under the Plan as of the day before the consummation of the Change of Control will automatically accelerate so that each stock option is fully exercisable with respect to the total number of shares subject to such stock option and the restrictions on each restricted stock award will lapse and the shares of restricted stock will no longer be subject to forfeiture.

FEDERAL INCOME TAX INFORMATION

    Incentive Stock Options. Incentive stock options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may create or increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock for a gain before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will belong-term or short-term generally depending on whether the stock was held for more than one year at the time of the disqualifying disposition. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is currently 39.6%. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of

Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    Nonstatutory Stock Options. Nonstatutory stock options granted under the Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year at the time of disposition. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

    Restricted Stock. In general, a participant will not recognize taxable income upon the receipt of restricted stock, because such stock will be subject to restrictions which constitute a "substantial risk of forfeiture" within the meaning of Section 83 of the Code (including, for this purpose, any restriction under Section 16(b) of the Exchange Act). Rather, the participant will recognize ordinary income at such time as the restrictions no longer apply, in an amount equal to the fair market value of the stock at that time over the amount, if any, paid for the stock. However, a participant may elect to be taxed currently upon receipt of the stock (without regard to such restrictions)by making an election under Section 83(b) of the Code within 30 days of receipt. In this event, the participant will recognize ordinary income at the time of the receipt of the stock in an amount equal to the excess, if any, of the fair market value of the stock at that time over the amount, if any, paid for the stock. However, if the shares are later forfeited, the participant will not be entitled to any loss (except for any amount actually paid for the stock). Any future appreciation in the stock realized upon the sale or exchange of the stock will be treated as a capital gain, which will be long-term or short-term generally depending on whether the stock was held for more than one year at the time of the sale or exchange. The amount of compensation income to the participant generally is deductible by the Company. Any dividends paid to the participant on restricted stock before the stock is taken into income are ordinary compensation income to the participant and generally are deductible by the Company.

    Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with regulations issued under Section 162(m), compensation attributable to options will qualify as performance-based compensation, provided that (i) the option is granted by a compensation committee comprised solely of "outside directors," (ii) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, and the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant, and (iii) under the terms of the plan or the employee's award agreement, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.

                             STOCKHOLDER PROPOSALS

    The rules of the Securities and Exchange Commission permit stockholders of a company to present proposals for stockholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by company action in accordance with the proxy rules. The Company's Annual Meeting of Stockholders following the end of fiscal 2000 is expected to be held on or about May 17, 2001, and proxy materials in connection with that meeting are expected to be mailed on or about April 14, 2001. Stockholder proposals prepared in accordance with the proxy rules must be received by the Company on or before December 15, 2000. The Company's Bylaws also contain procedures to be followed for stockholder proposals for stockholder action, including the nomination of directors. See "Election of Directors."

                                   eSOFT, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF eSOFT, INC.

     The undersigned hereby appoints Jeffrey Finn and Amy Beth Hansman, or either of them, as Proxies and authorizes them to represent and vote, as designated below, all the shares of Common Stock, par value $0.01 per share, of eSoft, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders and at any postponements or adjournments thereof, with respect to the matters set forth below and described in the Proxy Statement, dated April 17, 2000. If no indication is made, this Proxy will be voted in favor of each of Proposals 1 through 3 and in accordance with the recommendations of the board of directors for any other matters.


1. To elect two persons to serve as Class II directors of the Company to hold office until their terms expire in 2003 or their respective successors are elected.

     FOR ALL NOMINEES LISTED BELOW NOMINEES
     (except as marked to the contrary below)                      [  ]

     WITHOUT AUTHORITY
     to vote for all nominees below                                [  ]

     (INSTRUCTION: To withold authority to vote for any individual, strike a lie through the nominee's name on the list below.)

                Brian E. Cohen                     Richard Eyestone

2. To approve a proposal to amend the Company's Certificate of Incorporation to increase the authorized capital stock from 50,000,000 to 100,000,000.

                  For                   Against               Abstain
                  [  ]                  [  ]                  [  ]

3. To approve a proposal to amend the Equity Compensation Plan (as amended through May 20, 1999) to increase the number of shares of Common Stock reserved for issuance thereunder from 2,900,000 shares to 5,000,000 shares.

                  For                   Against               Abstain
                  [  ]                  [  ]                  [  ]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

                  For                   Against               Abstain
                  [  ]                  [  ]                  [  ]

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS 1 THROUGH 3 AND WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR ANY OTHER MATTERS THAT SHALL PROPERLY COME BEFORE THE MEETING.



                                       Date:
                                             -----------------------------

                                        ----------------------------------
                                        Signature


                                        ----------------------------------
                                        Signature if held jointly



                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                  USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.